UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

May 28, 2008

(Date of earliest event reported)

WESTSIDE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-49837	88-0349241
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3131 Turtle Creek Blvd., Suite 1300

Dallas, Texas 75219

(Address of principal executive offices, including zip code)

(214) 522-8990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The consents of KPMG LLP, LaRoche Petroleum Consultants, Ltd. and Pinnacle Energy Services, L.L.C. to the incorporation by reference into the registrant’s Registration Statements on Form S-8 (No. 333-146992, No. 333-124890 and No. 333-114686) of the information identified in the consents and included in the registrant’s Schedule 14A filed with the Securities and Exchange Commission on May 28, 2008, are each filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit
23.1	Consent of KPMG LLP with respect to Knight Energy Group, LLC

23.2	Consent of KPMG LLP with respect to Crusader Energy II, LLC

23.3	Consent of KPMG LLP with respect to Knight Energy Group II, LLC

23.4	Consent of KPMG LLP with respect to Hawk Energy Fund I, LLC

23.5	Consent of KPMG LLP with respect to RCH Upland Acquisition LLC

23.6	Consent of LaRoche Petroleum Consultants, Ltd.

23.7	Consent of Pinnacle Energy Services, L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTSIDE ENERGY CORPORATION

May 28, 2008	By:	/s/ Sean J. Austin
	Name:	Sean J. Austin
	Title:	Vice President and Chief Financial Officer.

Exhibit Index

No.	Exhibit
23.1	Consent of KPMG LLP with respect to Knight Energy Group, LLC

23.2	Consent of KPMG LLP with respect to Crusader Energy II, LLC

23.3	Consent of KPMG LLP with respect to Knight Energy Group II, LLC

23.4	Consent of KPMG LLP with respect to Hawk Energy Fund I, LLC

23.5	Consent of KPMG LLP with respect to RCH Upland Acquisition LLC

23.6	Consent of LaRoche Petroleum Consultants, Ltd.

23.7	Consent of Pinnacle Energy Services, L.L.C.